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                                                        Exhibit 99.2

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                                      PROXY


                            LEXFORD RESIDENTIAL TRUST
                             6954 Americana Parkway
                              Columbus, Ohio 43068


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                     TRUSTEES OF LEXFORD RESIDENTIAL TRUST.

               The undersigned hereby appoints John B. Bartling,
               Mark D. Thompson and Bradley A. Van Auken, and each of them, proxies, with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the common shares of beneficial interest of Lexford Residential Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held at 6954 Americana Parkway, Columbus, Ohio, on ____________, ________, ___, 1999 at _________, local time, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if present.

               CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

               PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
               PROMPTLY IN THE ENCLOSED ENVELOPE. YOU DO NOT NEED
               TO AFFIX POSTAGE IF THIS PROXY IS MAILED IN THE
               UNITED STATES.

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          VOTE BY TELEPHONE                       VOTE BY INTERNET
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It's fast, convenient, and immediate!      It's fast, convenient and your vote
Call toll-free on a touch tone phone       is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:              Follow these four easy steps:

1. Read the accompanying joint proxy       1. Read the accompanying joint proxy
   statement/prospectus and proxy card.       statement/prospectus and proxy
                                              card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).        2. Go to the website
   For shareholders residing outside the      http://www.eproxyvote.com/lft
   United States, call collect on a
   touch-tone phone 1-201-536-8073.        3. Enter your 14-digit Voter Control
                                              Number located on your proxy card
3. Enter your 14-digit Voter Control          above your name.
   Number located on your proxy card
   above your name.                        4. Follow the instructions provided.

4. Follow the recorded instructions.
                                           YOUR VOTE IS IMPORTANT!
YOUR VOTE IS IMPORTANT!                    Go to http://www.eproxyvote.com/lft
Call 1-877-PRX-VOTE anytime!               anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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1. Approval of the merger of Lexford Residential      For   Against  Abstain
   Trust, a Maryland real estate investment trust,
   with and into Equity Residential Properties        [ ]     [ ]      [ ]
   Trust, a Maryland real estate investment trust, pursuant to an Agreement and Plan of Merger dated as of June 30, 1999.

2. Upon any other matter which may properly come before the meeting.

                    Please sign exactly as your name appears on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title under signature. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.

                    The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment or postponement thereof.


                    Signature:                            Date:
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                    Signature:                            Date:
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